SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 13, 1996

                             Tel-Save Holdings, Inc.

               (Exact Name of Registrant as Specified in Charter)


            Delaware                    0-26728                   23-2827736
----------------------------     -----------------------     -------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


     6805 Route 202, New Hope, PA                                18938
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    (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code 215-862-1500





          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  Acquisition  or Disposition of Assets.

                  The Registrant and Tel-Save, Inc., a Pennsylvania corporation and a wholly-owned subsidiary of the Registrant ("Tel-Save") and American Business Alliance, Inc., a Pennsylvania corporation ("ABA"), Sam Means, Scott Arch, Ellen Arch, the Voting Trust U/A dated September 1, 1993 under which Ralph Arch is the Trustee and Ralph Arch, entered into a Restructuring Agreement dated December 13, 1996 (the
                  "Restructuring Agreement") which provided for the eventual settlement of the issues between the parties and outstanding obligations. ABA is an independent long distance and marketing company that pursuant to a Partition Agreement ("Partition Agreement) with Tel-Save purchased or otherwise provided end-users the long distance services provided by Tel-Save. Pursuant to the Restructuring Agreement, ABA agreed to sell, assign, convey and transfer to Tel-Save substantially all of the assets of ABA, which consist primarily of ABA's long distance marketing, operations and end-user servicing systems, its third party contracts for offering long distance services, end-user servicing systems, related contracts, certain end-users and customers provisioned by Tel-Save pursuant to the Partition Agreement (collectively, the "Customers"), all contracts or other agreements entered into between ABA and the Customers (the "Customer Agreements"), accounts receivable arising in connection with the Customer Agreements; cash or cash equivalents, certain computer equipment and software, a real property lease and certain other assets of ABA designated by Tel-Save over the next sixty (60) days (collectively, the "Assets"). In consideration of ABA's agreement to sell, assign and transfer the Assets to Tel-Save, Tel-Save paid ABA an aggregate of $9,450,000.00 on December 13, 1996, agreed to assume certain designated liabilities of ABA and released ABA from its outstanding obligations to make payments to Tel-Save for telecommunication services or previous advances made to
                  ABA pursuant to the Partition Agreement, representing an aggregate consideration for the Assets of approximately $23,000,000.00. The Registrant utilized cash on hand for the advance.

ITEM 5.  Other Events.

                  On December 12, 1996, the Board of Directors of the Registrant elected George Farley as a Director of the Registrant, to serve until the Registrant's annual meeting of stockholders in 1997. Mr. Farley is currently Group Vice President of Finance/Chief Financial Officer of Twin County Grocers, Inc., a food distribution company. Prior to joining Twin County in September of 1995, Mr. Farley was a partner of BDO Seidman, where he had served as a partner since 1974.

ITEM 7.  Financial Statements and Exhibits.

              (a) Financial statements of businesses acquired.

                  If applicable, financial statements for the business acquisition described in Item 2 will be filed in an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date hereof.

              (b) Pro forma financial information.

                  If applicable, Pro forma financial information for the transaction described in Item 2 will be filed in an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date hereof.

              (c) Exhibits

                  2.1 Restructuring  Agreement  dated as of December 13, 1996 by and between Tel-Save Holdings, Inc. and Tel-Save, Inc. and American Business Alliance, Inc., Sam Means, Scott Arch, Ellen Arch, the Voting Trust U/A dated September 1, 1993 under which Ralph Arch is the Trustee, and Ralph Arch (to be filed by amendment).

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Tel-Save Holdings, Inc.
                                               (Registrant)


Date: December 30, 1996                         By:/s/ Joseph Schenk
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                                                  Chief Financial Officer and
                                                  Treasurer